Exhibit 10.14

EXECUTION VERSION

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC., a Delaware corporation (the “Parent Borrower”), PAR PHARMACEUTICAL, INC., a Delaware corporation (the “Co-Borrower” and, together with the Parent Borrower, the “Borrowers” and each a “Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION, a Delaware corporation (“Holdings”), the Subsidiary Guarantors party hereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, Section 10.01 of the Credit Agreement permits amendment of the Credit Agreement with consent of the Administrative Agent, the Parent Borrower and the Lenders providing the relevant replacement term loan tranche to permit the refinancing of all outstanding Term Loans of any Class with a replacement term loan tranche thereunder;

WHEREAS, pursuant to the second paragraph of Section 10.01 of the Credit Agreement, the Parent Borrower desires to create a new Class of Term B-1 Loans under the Credit Agreement having identical terms with, having the same rights and obligations under the Loan Documents as and in the same aggregate principal amount as the Term B Loans, as set forth in the Credit Agreement and Loan Documents, except as such terms are amended hereby;

WHEREAS, each Term Lender that executes and delivers a consent to this Amendment substantially in the form of Exhibit A hereto (a “Consent”) shall be deemed, upon effectiveness of this Amendment, to have exchanged all (or such lesser amount allocated to it by the Lead Arrangers) of its Term B Loans for Term B-1 Loans, and such Lender shall thereafter become a Term B-1 Lender;

WHEREAS, each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit B hereto (a “Joinder”) as an Additional Term B-1 Lender will make Additional Term B-1 Loans in the amount set forth on the signature page of such Person’s Joinder on the effective date of this Amendment to the Borrowers, the proceeds of which will be used by the Borrowers to repay in full the outstanding principal amount of Non-Exchanged Term B Loans;

WHEREAS, the Borrowers shall pay to each Term Lender substantially concurrently with the effectiveness of this Amendment all accrued and unpaid interest on its Term B Loans to, but not including, the date of effectiveness of this Amendment and a prepayment premium of 1.00% of their outstanding Term B Loan amount;

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

WHEREAS, the Loan Parties and Required Lenders (after giving effect to the exchange of Term B Loans into Term B-1 Loans and the borrowing of the Additional Term B-1 Loans) wish to make certain other amendments set forth in Section 2 below pursuant to amendments authorized by Section 10.01 of the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments Relating to Term B-1 Loans.

Effective as of the Amendment No. 1 Effective Date, the Credit Agreement is hereby amended as follows:

(a) The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Additional Term B-1 Commitment” means, with respect to an Additional Term B-1 Lender, the obligation of such Additional Term B-1 Lender to make an Additional Term B-1 Loan on the Amendment No. 1 Effective Date, in the amount set forth on the joinder agreement of such Additional Term B-1 Lender to Amendment No. 1. The aggregate amount of the Additional Term B-1 Commitments of all Additional Term B-1 Lenders on the Amendment No. 1 Effective Date shall equal the outstanding aggregate principal amount of Non-Exchanged Term B Loans plus $13,637,500 in premium, accrued interest and related fees and expenses payable in connection with the replacement of the Term B Loans.

“Additional Term B-1 Lender” means a Person with an Additional Term B-1 Commitment to make Additional Term B-1 Loans to the Borrowers on the Amendment No. 1 Effective Date, which for the avoidance of doubt may be an existing Term Lender.

“Additional Term B-1 Loan” means a Loan that is made pursuant to Section 2.01(c)(ii) of the Credit Agreement on the Amendment No. 1 Effective Date.

“Amendment No. 1” means Amendment No. 1 to this Agreement dated as of February 6, 2013.

“Amendment No. 1 Effective Date” means February 6, 2013, the date on which all conditions precedent set forth in Section 4 of Amendment No. 1 are satisfied.

“Exchanged Term B Loan” means each Term B Loan (or portion thereof) as to which the Lender thereof has consented to exchange into an Exchange Term B-1 Loan and the Lead Arrangers have allocated into an Exchange Term B-1 Loan.

“Exchange Term B-1 Commitment” means, with respect to a Term Lender, the agreement of such Term Lender to exchange the entire principal amount of its Term B Loans (or such lesser amount allocated to it by the Lead Arrangers) for an equal principal amount of Exchange Term B-1 Loans on the Amendment No. 1 Effective Date.

“Exchange Term B-1 Lender” means a Person with an Exchange Term B-1 Commitment to exchange Term B Loans into Exchange Term B-1 Loans of the Parent Borrower on the Amendment No. 1 Effective Date, which for the avoidance of doubt may be an existing Term Lender.

“Exchange Term B-1 Loan” means a Loan that is deemed made pursuant to Section 2.01(c)(i).

“Non-Exchanged Term B Loan” means each Term B Loan (or portion thereof) other than an Exchanged Term B Loan.

“Term B-1 Loan” means any Exchange Term B-1 Loan or Additional Term B-1 Loan.

“Term B-1 Commitment” means any Exchange Term B-1 Commitment or Additional Term B-1 Commitment, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Term Lender pursuant to an Assignment and Assumption, (ii) an Incremental Amendment, (iii) a Refinancing Amendment or (iv) an Extension.

(b) All references to “Term B Loan” and ‘Term B Commitment” in the Credit Agreement and the Loan Documents (other than in Sections 1 and 2 of this Amendment) shall be deemed to be references to “Term B-1 Loan” and “Term B-1 Commitment,” respectively (unless the context otherwise requires, including, without limitation, with respect to (i) the Preliminary Statements to the Credit Agreement, (ii) the definition of “Equity Contribution”, “Permitted Initial Revolving Credit Borrowing Purposes”, “Term B Commitments”, “Term B Loans”, “Term Commitment”, and “Transaction”. (iii) Section 2.01(a), (iv) Section 2.06(b), (v) Section 2.09(c), (vi) Section 4.01(c) and (vii) Section 10.07(b)(i)(A)(i)).

(c) Clause (a) of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:

“(a) with respect to Term B-1 Loans, (i) 3.25% for Eurocurrency Rate Loans, and (ii) 2.25% for Base Rate Loans, and”

(d) The definition of “Base Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting the proviso at the end of the first sentence thereof and replacing it with the following:

“provided that the Base Rate with respect to Term B-1 Loans that bear interest based on the Base Rate will be deemed not to be less than 2.00% per annum.”

(e) The definition of “Eurocurrency Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting the proviso at the end of the definition thereof and replacing it with the following:

“provided that the Eurocurrency Rate with respect to Term B-1 Loans that bear interest at a rate based on clause (a) of this definition will be deemed not to be less than 1.00% per annum.”

(f) The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended by deleting the word “and” prior to clause (g) thereof and replacing it with a comma and adding immediately prior to the period therein “and (h) amendments and joinders to this Agreement”.

(g) Article I of the Credit Agreement is hereby amended by adding a new Section 1.11 immediately following Section 1.10 as follows:

“SECTION 1.11. Guaranties of Hedging Obligations. Notwithstanding anything else to the contrary in any Loan Document, no Subsidiary that is prohibited by the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interperation thereof) from providing a guarantee of any Obligations of any other Loan Party arising under any Secured Hedge Agreement (such Obligations, the “Secured Hedge Obligations”) that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act as amended or modified from time to time (any such Secured Hedging Agreement, an “Excluded Secured Hedging Agreement”) shall be required to guarantee or provide security for the Secured Hedge Obligations, and any reference in any Loan Document with respect to such Subsidiary guaranteeing or providing security for the Obligations shall be deemed to be all Obligations other than the Secured Hedge Obligations arising under the Excluded Secured Hedge Agreements.”

(h) Section 2.01 of the Credit Agreement is hereby amended by adding the following paragraph (c) to such Section:

“(c) (i) Subject to the terms and conditions set forth herein and set forth in Amendment No. 1, each Term Lender severally agrees to exchange its Exchanged Term B Loans for a like principal amount of Exchange Term B-1 Loans denominated in Dollars on the Amendment No. 1 Effective Date. Amounts borrowed under this Section 2.01(c)(i) and repaid or prepaid may not be reborrowed. Exchange Term B-1 Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein. All Term B-1 Loans made on the Amendment No. 1 Effective Date by Lenders of Exchanged Term B Loans will have the Type of Loan and Interest Period specified in in the Request for Credit Extension delivered in connection therewith (notwithstanding the required periods set forth in the definition of Interest Period).

(ii) Subject to the terms and conditions set forth herein and set forth in Amendment No. 1, each Additional Term B-1 Lender severally agrees to make an Additional Term B-1 Loan denominated in Dollars to the Borrowers on the Amendment No. 1 Effective Date in the principal amount equal to its Additional Term B-1 Commitment on the Amendment No. 1 Effective Date. The Borrowers shall prepay the Non-Exchanged Term B Loans with a like amount of the gross proceeds of the Additional Term B-1 Loans, concurrently with the receipt thereof. Amounts borrowed under this Section 2.01(c)(ii) and repaid or prepaid may not be reborrowed. Additional Term B-1 Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein. All Additional Term B-1 Loans will have the Type of Loan and Interest Period specified in the Request for Credit Extension delivered in connection therewith (notwithstanding the required periods set forth in the definition of Interest Period).

(iii) The Borrowers shall pay to the Term Lenders substantially concurrently with the effectiveness of Amendment No. 1 (x) all accrued and unpaid interest on the Term Loans to, but not including, the Amendment No. 1 Effective Date on such Amendment No. 1 Effective Date and (y) the prepayment premium payable pursuant to Section 2.05(a)(vi).

(iv) The Term B-1 Loans shall have the same terms as the Term B Loans as set forth in the Credit Agreement and Loan Documents before giving effect to Amendment No. 1, except as modified by Amendment No. 1; it being understood that the Term B-1 Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Term B Loans prior to the Amendment No. 1 Effective Date.”

(i) Section 2.06(b) of the Credit Agreement is hereby amended by adding the following sentences to the end of such Section:

“The Exchange Term B-1 Commitment of each Exchange Term B-1 Lender shall be automatically and permanently reduced to $0 upon the exchange of the Exchanged Term B Loans held by such Exchange Term B-1 Lender into Exchange Term B-1 Loans pursuant to Section 2.01 (c)(i). The Additional Term B-1 Commitment of each Additional Term B-1 Lender shall be automatically and permanently reduced to $0 upon the funding of such Additional Term B-1 Loan to be made by it on the Amendment No. 1 Effective Date pursuant to Section 2.01(c)(ii).”

(j) Section 2.07(a) of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(a) Term Loans. The Borrowers shall, jointly and severally, repay to the Administrative Agent for the ratable account of the Appropriate Lenders (A) on the last Business Day of each March, June, September and December commencing with last Business Day of March 2013, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Term B-1 Loans outstanding on the Amendment No. 1 Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (B) on the Maturity Date for the Term B-1 Loans, the aggregate principal amount of all Term B-1 Loans outstanding on such date.”

(k) Section 6.16 of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“Section 6.16. Use of Proceeds. Use the proceeds (a) of any Borrowing on the Closing Date, whether directly or indirectly, in a manner consistent with the uses set forth in the preliminary statements to this Agreement and after the Closing Date use the proceeds of any Borrowing for general corporate purposes and working capital needs, and (b) with respect to Term B-1 Loans, to refinance the Term B Loans and to pay fees and expenses in connection thereto.

Section 2. Other Amendments to Credit Agreement.

Effective as of the Amendment No. 1 Effective Date, the Required Lenders after giving effect to the exchange of Term B Loans into Term B-1 Loans and the borrowing of the Additional Term B-1 Loans hereby agree as follows:

(a) The definition of “All-In Yield” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“All-In Yield” means, as to any Indebtedness, the yield thereof, whether in the form of interest rate, margin, OID, upfront fees, a Eurocurrency Rate or Base Rate floor (solely with respect to Section 2.14 and 7.01(gg), in the case of any Incremental Term Loan solely to the extent greater than 1.00% or 2.00%, respectively or, in the case of an Incremental Revolving Credit Commitment, to the extent the operation of such floor would increase the yield on drawn amounts under the existing Revolving Credit Facility on the proposed date of the availability thereof), or otherwise, in each case, incurred or payable by the Borrowers generally to all the lenders of such Indebtedness; provided that OID and upfront fees shall be equated to interest rate assuming a 4-year life to maturity (or, if less, the stated life to maturity at the time of its incurrence of the applicable Indebtedness); and provided, further, that “All-In Yield” shall not include arrangement fees, structuring fees, commitment fees, underwriting fees and similar fees (regardless of whether paid in whole or in part to any or all lenders) or other fees not paid generally to all lenders of such Indebtedness.

(b) Section 2.05(a) of the Credit Agreement is hereby amended by deleting subclause (vi) thereof in its entirety and replacing it with the following:

“(vi) Notwithstanding the foregoing, in the event that, on or prior to the date which is six (6) months after the Amendment No. 1 Effective Date, any Borrower (x) prepays, refinances, substitutes or replaces any Term B-1 Loans pursuant to a Repricing Transaction (including, for avoidance of doubt, any prepayment made pursuant to Section 2.05(b)(iii) that constitutes a Repricing Transaction), or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, the Parent Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Term Lenders, (I) in the case of clause (x), a prepayment premium of 1.00% of the aggregate principal amount of the Term B-1 Loans so prepaid, refinanced, substituted or replaced and (II) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the applicable Term B-1 Loans outstanding immediately prior to such amendment. Such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction.”

Section 3. Representations and Warranties.

Each Loan Party represents and warrants to the Lenders as of the date hereof and the Amendment No. 1 Effective Date that:

(a) Before and after giving effect to this Amendment, the representations and warranties of the Parent Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 1 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective date.

(b) At the time of and after giving effect to this Amendment, no Default shall exist, or would result from the Amendment and related Credit Extension or from the application of the proceeds therefrom.

Section 4. Conditions to Effectiveness.

This Amendment shall become effective on the date on which each of the following conditions is satisfied:

(a) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified:

(1) counterparts of this Amendment executed by (A) each Loan Party and (B) the Administrative Agent;

(2) Consents to this Amendment executed by the Required Lenders; and

(3) a Note executed by the relevant Borrowers in favor of each Lender requesting a Note at least two (2) Business Days prior to the Amendment No. 1 Effective Date, if any.

(b) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified;

(1) an opinion of (i) Ropes & Gray LLP, New York counsel to the Loan Parties and (ii) Porzio, Bromberg & Newman, P.C., New Jersey counsel to the Loan Parties, each dated the Amendment No. 1 Effective Date and addressed to the Administrative Agent and the Lenders, in a form reasonably satisfactory to the Administrative Agent;

(2) (A) certificates of good standing (to the extent such concept exists in such Loan Party’s state of organization) from the applicable secretary of state of the state of organization of each Loan Party, and (B) a certificate of a Responsible Officer of each Loan Party dated the Amendment No. 1 Effective Date and certifying (I) to the effect that (w) attached thereto is a true and complete copy of the certificate or articles of incorporation or organization such Loan Party certified as of a recent date by the secretary of state of the state of its organization, or in the alternative, certifying that such certificate or articles of incorporation or organization have not been amended since the Closing Date, and that such certificate or articles are in full force and effect, (x) attached thereto is a true and complete copy of the by-laws or operating agreements of each Loan Party as in effect on the Amendment No. 1 Effective Date, or in the alternative, certifying that such bylaws or operating agreements have not been amended since the Closing Date and (y) attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of each Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Loan Party is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (II) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of any Loan Party and signed by another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate pursuant to this clause (B); and

(3) a certificate signed by a Responsible Officer of the Parent Borrower certifying that (x) before and after giving effect to this Amendment, the representations and warranties of the Parent Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 1 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective date and (y) at the time of and after giving effect to this Amendment, no Default shall exist, or would result from the Amendment and related Credit Extension or from the application of the proceeds therefrom.

(c) The Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to the Mortgaged Property located in the United States as of the Amendment No. 1 Effective Date (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Parent Borrower and the applicable Loan Party relating thereto) and, if any such Mortgaged Property is located in a special flood hazard area, evidence of flood insurance to the extent required pursuant to the Credit Agreement.

(d) Receipt of Consents from Term Lenders and receipt of a Joinder Agreement executed by one or more Additional Term B-1 Lenders such that the aggregate principal amount of the Exchanged Term B Loans plus the aggregate principal amount of the Additional Term B-1 Commitments shall equal the aggregate principal amount of the outstanding Term B Loans immediately prior to the effectiveness of this Amendment plus $13,637,500 in premium, accrued interest and related fees and expenses payable in connection with the replacement of the Term B Loans.

(e) The Parent Borrower shall have paid to the Administrative Agent, for the ratable account of the Term Lenders immediately prior to the Amendment No. 1 Effective Date, (x) all accrued and unpaid interest on the Term B Loans to, but not including, the Amendment No. 1 Effective Date on the Amendment No. 1 Effective Date and (y) the prepayment premium payable pursuant to Section 2.05(a)(vi) of the Credit Agreement.

(f) All fees and expenses due to the Administrative Agent and the Lead Arrangers (including, without limitation, pursuant to Section 6 hereof) required to be paid on the Amendment No. 1 Effective Date and invoiced at least two (2) Business Days prior to the Amendment No. 1 Effective Date shall have been paid.

(g) To the extent reasonably requested by an Additional Term B-1 Lender in writing not less than five (5) Business Days prior to the Amendment No. 1 Effective Date, the Administrative Agent shall have received, prior to the effectiveness of this Amendment, all documentation and other information with respect to the Parent Borrower required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the PATRIOT Act.

(h) The Administrative Agent shall have received a Request for Credit Extension not later than 1:00 p.m. on the Business Day prior to the date of the proposed Credit Extension.

The Administrative Agent shall notify the Parent Borrower and the Lenders of the Amendment No. 1 Effective Date and such notice shall be conclusive and binding.

Section 5. Waivers.

The Required Lenders and Administrative Agent agree that the Parent Borrower may deliver a Request for Credit Extension pursuant to Section 4.02 of the Credit Agreement not later than 1:00 p.m. on the Business Day prior to the date of the proposed Credit Extension (in lieu of three (3) Business

Days). The Required Lenders and Administrative Agent waive the requirement for delivery of a prepayment notice pursuant to Section 2.05 of the Credit Agreement. Each Lender delivering a Consent to this Amendment hereby waives the payment of any breakage loss or expense under Section 3.05 of the Credit Agreement in connection with the exchange of Term B Loans into Exchange Term B-1 Loans.

Section 6. Expenses.

The Parent Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.

Section 7. Counterparts.

This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8. Governing Law and Waiver of Right to Trial by Jury.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Section 10.16 and 10.17 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 9. Headings.

The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 10. Reaffirmation.

Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations (including, without limitation, in respect of the Term B-1 Loans) under the Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations (including, without limitation, in respect of the Term B-1 Loans) pursuant to the Collateral Documents.

Section 11. Effect of Amendment; References to the Credit Agreement.

Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. All references to the Credit Agreement in any document, instrument, agreement, or writing shall from and after the Amendment No. 1

Effective Date be deemed to refer to the Credit Agreement as amended hereby, and, as used in the Credit Agreement, the terms “Agreement,” “herein,” “hereafter,” “hereunder,” “hereto” and words of similar import shall mean, from and after the Amendment No. 1 Effective Date, the Credit Agreement as amended hereby.

Section 12. Lender Signatures.

Each Lender that executes a signature page to this Amendment (including, for the avoidance of doubt, by executing a Consent or Joinder) shall be deemed to have approved this Amendment. Each Lender signatory to this Amendment agrees that such Lender shall not be entitled to receive a copy of any other Lender’s signature page to this Amendment, but agrees that a copy of such signature page may be delivered to the Borrowers and the Administrative Agent.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION, as Holdings

By:	/s/ Michael Tropiano
Name: Michael Tropiano
Title: Executive Vice President and Chief Financial Officer

PAR PHARMACEUTICAL COMPANIES, INC., as the Parent Borrower

By:	/s/ Michael Tropiano
Name: Michael Tropiano
Title: Executive Vice President and Chief Financial Officer

PAR PHARMACEUTICAL, INC., as the Co-Borrower

By:	/s/ Michael Tropiano
Name: Michael Tropiano
Title: Executive Vice President and Chief Financial Officer

ANCHEN INCORPORATED ANCHEN PHARMACEUTICALS, INC. KALI LABORATORIES, INC. PAR, INC., each as a Subsidiary Guarantor

By:	/s/ Michael Tropiano
Name: Michael Tropiano
Title: Executive Vice President and Chief Financial Officer

[Amendment No. 1]

BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer

By:	/s/ Keri Shull
Name: Keri Shull Title: Director

[Amendment No. 1]

BANK OF AMERICA, N.A., as Lead Arranger,

By:	/s/ Keri Shull
Name: Keri Shull Title: Director

[Amendment No. 1]

DEUTSCHE BANK SECURITIES INC., as Lead Arranger,

By:	/s/ Bill Frauen
Name: Bill Frauen Title: MD

By:	/s/ Edwin E. Roland
Name: Edwin E. Roland Title: Managing Director

[Amendment No. 1]

GOLDMAN SACHS BANK USA, as Lead Arranger,

By:	/s/ Robert Ehudin
Name: Robert Ehudin Title: Authorized Signatory

[Amendment No. 1]

CITIGROUP GLOBAL MARKETS INC., as Lead Arranger,

By:	/s/ Blake Gronich
Name: Blake Gronich Title: Vice President

[Amendment No. 1]

ROYAL BANK OF CANADA, as Lead Arranger,

By:	/s/ Dean Sas
Name: Dean Sas Title: Authorized Signatory

[Amendment No. 1]

BMO CAPITAL MARKETS, as Lead Arranger,

By:	/s/ Bryan J. Rolfe
Name: Bryan J. Rolfe Title: Managing Director

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A. as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

3i US Senior Loan Fund, L.P.,
as a Lender (type name of the legal entity)

By:	FS COA Management, LLC as Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Partner

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013 ACA CLO 2007-1 LTD, as a lender

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Sr. MD/Sr. PM

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☑	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013 ACAS CLO 2012-1, Ltd., By American Capital Asset Management, LLC, as Portfolio Manager as a Lender

By:	/s/ William Weiss
Name: William Weiss
Title: Authorized Signatory

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

This consent is made by the following Lender, acting through the undersigned investment advisor:

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

ACE American Insurance Company,
as a Lender (type name of the legal entity)

By: T. Rowe Price Associates, Inc. as investment advisor

Once the amendment

is complete, we expect our position

to remain unchanged

at 4,763,062.50.

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Advanced Series Trust – AST First Trust Balanced Target Portfolio,
as a Lender (type name of the legal entity)

By: First Trust Advisors L.P., its investment manager

By:	/s/ Scott Fries
Name: Scott Fries
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Advanced Series Trust – AST First Trust Capital Appreciation Target Portfolio,
as a Lender (type name of the legal entity)

By: First Trust Advisors L.P., its investment manager

By:	/s/ Scott Fries
Name: Scott Fries
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

Advocate Health Care Network,
as a Lender (type name of the legal entity)

By: PineBridge Investments LLC Its Investment Manager

By:	/s/ Thomas Brandt
Name: Thomas Brandt
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

AG Diversified Income Master Fund, L.P.,
as a Lender (type name of the legal entity)

By: Angelo, Gordon & Co., L.P., as Fund Advisor

By:	/s/ Bruce Martin
Name: Bruce Martin
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

AGF FLOATING RATE INCOME FUND BY: EATON VANCE MANAGEMENT AS PORTFOLIO MANAGER,
as a Lender (type name of the legal entity)

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

AB Core plus Advanced Bond Fund,
as a Lender (type name of the legal entity)

By: AllianceBernstein L.P.

By:	/s/ Michael Sohr
Name: Michael Sohr
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

AllianceBernstein Global High Income Fund,
as a Lender (type name of the legal entity)

By: AllianceBernstein L.P.

By:	/s/ Michael Sohr
Name: Michael Sohr
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

AllianceBernstein High Income Fund,
as a Lender (type name of the legal entity)

By: AllianceBernstein L.P.

By:	/s/ Michael Sohr
Name: Michael Sohr
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

AllianceBernstein Income Fund Inc.,
as a Lender (type name of the legal entity)

By: AllianceBernstein L.P.

By:	/s/ Michael Sohr
Name: Michael Sohr
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

AllianceBernstein Institutional Investments – High Yield Loan Portfolio,
as a Lender (type name of the legal entity)

By: AllianceBernstein L.P.

By:	/s/ Michael Sohr
Name: Michael Sohr
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

AllianceBernstein Pooling Portfolios – High Yield,
as a Lender (type name of the legal entity)

By: AllianceBernstein L.P.

By:	/s/ Michael Sohr
Name: Michael Sohr
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

AllianceBernstein US High Yield Collective Trust,
as a Lender (type name of the legal entity)

By: AllianceBernstein L.P.

By:	/s/ Michael Sohr
Name: Michael Sohr
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

AllianceBernstein Bond Fund Inc - AllianceBernstein Limited Duration High Income Portfolio,
as a Lender (type name of the legal entity)

By: AllianceBernstein L.P.

By:	/s/ Michael Sohr
Name: Michael Sohr
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Allied World Assurance Company, Ltd By: BlackRock Financial Management, Inc., its Investment Manager,
as a Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signor

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

American Express Company Retirement Plan By: Columbia Management Investment Advisers, LLC as its agent, as a Lender (type name of the legal entity)

By:	/s/ Kirk M. Moore
Name: Kirk M. Moore
Title: Vice President – Fixed Income

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

AMMC CLO XI, LIMITED,
as a Lender (type name of the legal entity)

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

ANCHORAGE CAPITAL CLO 2012-1, LTD. By: Anchorage Capital Group, L.L.C., its Investment Manager
as a Lender

By:	/s/ Michael Aglialoro
Name: Michael Aglialoro
Title: Executive Vice President

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS2 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

APIDOS CDO V,
as a Lender

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Sr. MD/Sr. PM

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS3 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

APIDOS CINCO CDO,
as a Lender

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Sr. MD/Sr. PM

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS4 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

APIDOS CLO IX,
as a Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Sr. MD/Sr. PM

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS5 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

APIDOS CLO VIII,
as a Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Sr. MD/Sr. PM

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS6 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

APIDOS CLO X,
as a Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Sr. MD/Sr. PM

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

Arch Investment Holdings III Ltd.,
as a Lender (type name of the legal entity)

By: PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Arizona State Retirement System By: Columbia Management Investment Advisers, LLC, as its agent, as a Lender (type name of the legal entity)

By:	/s/ Kirk M. Moore
Name: Kirk M. Moore
Title: Vice President – Fixed Income

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

ATRIUM VII By: Credit Suisse Asset Management, LLC, as portfolio manager, as a Lender (type name of the legal entity)

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

ATRIUM VIII By: Credit Suisse Asset Management, LLC, as portfolio manager, as a Lender (type name of the legal entity)

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

BABSON CLO LTD. 2011-I, as a Lender By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Arthur J. McMahon
Name: Arthur J. McMahon
Title: Managing Director

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

BABSON CLO LTD. 2012-I, as a Lender By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Arthur J. McMahon
Name: Arthur J. McMahon
Title: Managing Director

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

BABSON CLO LTD. 2012-II, as a Lender
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Arthur J. McMahon
Name: Arthur J. McMahon
Title: Managing Director

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Bank of America, N.A.,
as a Lender (type name of the legal entity)

By:	/s/ Jonathan Barnes
Name: Jonathan Barnes
Title: Vice President

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Baptist Health South Florida, Inc.
By: Seix Investment Advisors LLC, as Advisor as Lender

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

BATTALION CLO 2007- I, LTD.,
as a Lender (type name of the legal entity)

By: BRIGADE CAPITAL MANAGEMENT LLC As Collateral Manager

By:	/s/ Peter Park
Name: Peter Park
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

BATTALION CLO III LTD.,
as a Lender (type name of the legal entity)

By:	/s/ Peter Park
Name: Peter Park
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☑	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

BENEFIT STREET PARTNERS CLO I, LTD.,
as a Lender (type name of the legal entity)

By:	/s/ Jamie Smith
Name: Jamie Smith
Title: Director of Operations

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

BlackRock Corporate High Yield Fund III, Inc. By: BlackRock Financial Management, Inc., its Sub-Advisor,
as a Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signor

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

BlackRock Corporate High Yield Fund, Inc. By: BlackRock Financial Management, Inc., its Sub-Advisor,
as a Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signor

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

BlackRock Corporate High Yield Fund V, Inc. By: BlackRock Financial Management, Inc., its Sub-Advisor,
as a Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signor

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

BlackRock Corporate High Yield Fund VI, Inc. By: BlackRock Financial Management, Inc., its Sub-Advisor,
as a Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signor

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

BlackRock Debt Strategies Fund, Inc. By: BlackRock Financial Management, Inc., its Sub-Advisor,
as a Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signor

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

BlackRock Defined Opportunity Credit Trust By: BlackRock Financial Management Inc., its Sub-Advisor,
as a Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signor

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

BlackRock Floating Rate Income Strategies Fund, Inc. By: BlackRock Financial Management, Inc., its Sub-Advisor,
as a Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signor

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

BlackRock Floating Rate Income Trust By: BlackRock Financial Management, Inc., its Sub-Advisor,
as a Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signor

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

BlackRock Funds II, BlackRock Floating Rate Income Portfolio By: BlackRock Financial Management, Inc., its Sub-Advisor,
as a Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signor

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

BlackRock Funds II, BlackRock Multi-Asset Income Portfolio By: BlackRock Advisors, LLC, its Sub-Advisor,
as a Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signor

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

BlackRock Global Investment Series: Income Strategies Portfolio By: BlackRock Financial Management, Inc., its Sub-Advisor,
as a Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signor

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

BlackRock Global Long/Short Credit Fund of BlackRock Funds By: BlackRock Financial Management, Inc., its Sub-Advisor,
as a Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signor

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

BlackRock High Income Shares By: BlackRock Financial Management, Inc., its Sub-Advisor,
as a Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signor

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

BlackRock High Yield Trust By: BlackRock Financial Management, Inc., its Sub-Advisor,
as a Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signor

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

BlackRock Limited Duration Income Trust
By: BlackRock Financial Management, Inc., its Sub-Advisor,
as a Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signor

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

BlackRock Secured Credit Portfolio of Blackrock Funds II
By: BlackRock Financial Management, Inc., its Sub-Advisor,
as a Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signor

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

BlackRock Senior Floating Rate Portfolio
By: BlackRock Financial Management, Inc., its Sub-Advisor,
as a Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signor

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

BlackRock Senior High Income Fund, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor,
as a Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signor

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☑	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

BLACKSTONE/GSO STRATEGIC CREDIT FUND
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☑	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

BLT 24 LLC,
as a Lender

By:	/s/ Robert Healey
Name: Robert Healey
Title: Authorized Signatory

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☑	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

BLT 39 LLC,
as a Lender

By:	/s/ Robert Healey
Name: Robert Healey
Title: Authorized Signatory

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS2 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Blue Cross Idaho Health Service, Inc.
By: Seix Investment Advisors LLC, as Investment Manager

as a Lender

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

[2]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

BlueMountain CLO 2011-1 Ltd.
as a Lender (type name of the legal entity)

By: BLUEMOUNTAIN CAPITAL MANAGEMENT Its Collateral Manager

By:	/s/ Jack Chau
Name: Jack Chau
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

BlueMountain CLO 2012-1 Ltd.
as a Lender (type name of the legal entity)

By: BLUEMOUNTAIN CAPITAL MANAGEMENT Its Collateral Manager

By:	/s/ Jack Chau
Name: Jack Chau
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

BlueMountain CLO 2012-2 Ltd.
as a Lender (type name of the legal entity)

By: BLUEMOUNTAIN CAPITAL MANAGEMENT Its Collateral Manager

By:	/s/ Jack Chau
Name: Jack Chau
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

BlueMountain CLO III LTD.
as a Lender (type name of the legal entity)

By: BLUEMOUNTAIN CAPITAL MANAGEMENT Its Collateral Manager

By:	/s/ Jack Chau
Name: Jack Chau
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

BMI CLO I By: BlackRock Financial Management, Inc., its Investment manager, as a Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signor

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

BNP Paribas Flexi IV Senior Secured Bank Loan Fund MOGLIANO,
as a Lender (type name of the legal entity)

By:	/s/ Dennis Tian
Name: Dennis Tian
Title: Portfolio Manager

If a second signature is necessary:

By:	/s/ Javier Peres Diaz
Name: Javier Peres Diaz
Title: Portfolio Manager

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS11 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

BOEING COMPANY EMPLOYEE RETIREMENT PLANS MASTER TRUST INVESTMENT CONTROL POOL

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By:	/s/ Adrienne L. McFarland
Name: Adrienne L. McFarland
Its: Counsel

By:	/s/ Justin T. Lange
Name: Justin T. Lange
Its: Counsel

[11]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Brit Insurance (Gibraltar) PCC Ltd in respect of a protected cell of that company known as ‘Cell Re’ By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

California Public Employees’ Retirement System By: Columbia Management Investment Advisers, LLC as its agent, as a Lender (type name of the legal entity)

By:	/s/ Kirk M. Moore
Name: Kirk M. Moore
Title: Vice President – Fixed Income

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☑	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Callidus Debt Partners CLO Fund VI, Ltd. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager
as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Castle Hill Enhanced Floating Rate Opportunities Limited, acting through its investment manager, Castle Hill Asset Management LLP, as a Lender

By:	/s/ Terence Teh
Name: Terence Teh
Title: Legal

By:	/s/ Craig Abouchar
Name: Craig Abouchar
Title: CEO

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Castle Hill Fixed Income Opportunities S.A.R.L.,
as a Lender

By:	/s/ Florence Rao
Name: Florence Rao
Title: Manager

By:	/s/ M.C.J. Weijermans
Name: M.C.J. Weijermans
Title: Manager

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Cedar Funding Ltd., as a Lender (type name of the legal entity)

By:	AEGON USA Investment Management, LLC

By:	/s/ Lisa Baltagi
Name: Lisa Baltagi
Title: Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Cent CDO 12 Limited.
as a Lender (type name of the legal entity)

By:	Columbia Management Investment
Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Cent CDO 14 Limited,
as a Lender (type name of the legal entity)

By:	Columbia Management Investment
Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Cent CDO 15 Limited,
as a Lender (type name of the legal entity)

By:	Columbia Management Investment
Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Cent CLO 16, L.P.,
as a Lender (type name of the legal entity)

By:	Columbia Management Investment
Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☑	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

CENTRAL PARK CLO, LTD.
By:	GSO / Blackstone Debt Funds Management LLC
as Collateral Manager
as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013
CIFC Funding 2006-I, Ltd.	CIFC Funding 2006-IB, Ltd.
CIFC Funding 2006-II, Ltd.	CIFC Funding 2007-I, Ltd.
CIFC Funding 2007-II, Ltd.	CIFC Funding 2007-III, Ltd.
CIFC Funding 2007-IV, Ltd.	CIFC Funding 2011-I, Ltd.
CIFC Funding 2012-I, Ltd.	CIFC Funding 2012-II, Ltd.
CIFC Funding 2012-III, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

Primus CLO II, Ltd.
By: CypressTree Investment Management, LLC, its Collateral Manager

Schiller Park CLO Ltd.	Burr Ridge CLO Plus Ltd.
Bridgeport CLO II Ltd.
By: Deerfield Capital Management LLC, its Collateral Manager

ColumbusNova CLO IV Ltd. 2007-II
By: Columbus Nova Credit Investments Management, LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

CITIBANK, N.A.,
as a Lender (type name of the legal entity)

By:	/s/ Blake Gronich
Name: Blake Gronich
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

City of New York Group Trust
By: GoldenTree Asset Management, LP,
as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

THE CITY OF NEW YORK GROUP TRUST By: Credit Suisse Asset Management, LLC, as its manager, as a Lender (type name of the legal entity)

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

The City of Omaha Police and Fire Retirement System By: Columbia Management Investment Advisers, LLC, as its agent, as a Lender (type name of the legal entity)

By:	/s/ Kirk M. Moore
Name: Kirk M. Moore
Title: Vice President – Fixed Income

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Cole Brook CBNA Loan Funding LLC,
as a Lender (type name of the legal entity)

By:	/s/ Adam Kaiser
Name: Adam Kaiser
Title: Attorney-in-fact

If a second signature is necessary:

By:	N/A
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II, as a Lender (type name of the legal entity)

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Columbia Institutional High Yield Fixed Income Private Fund, LLC By: Advisory Capital Strategies Group, Inc. its Managing Member,
as a Lender (type name of the legal entity)

By:	/s/ Kirk M. Moore
Name: Kirk M. Moore
Title: Assistant Secretary

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I, as a Lender (type name of the legal entity)

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Columbia Trust U.S. High Yield Bond Fund By: Columbia Management Investment Advisers, LLC, as its subadvisor, as a Lender (type name of the legal entity)

By:	/s/ Kirk M. Moore
Name: Kirk M. Moore
Title: Vice President – Fixed Income

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Columbia Variable Portfolio – Strategic Income Fund, a series of Columbia Funds Variable Insurance Trust, as a Lender (type name of the legal entity)

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

Consumer Program Administrators, Inc,
as a Lender (type name of the legal entity)

By:	/s/ William J Morgan
Name: William J Morgan
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND By: Credit Suisse Asset Management, LLC, as investment Advisor, as a Lender (type name of the legal entity)

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

CREDIT SUISSE NOVA (LUX)

By: Credit Suisse Asset Management, LLC, or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for

Credit Suisse Nova (Lux),

as a Lender (type name of the legal entity)

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Credos Floating Rate Fund, L.P.

By:	Shenkman Capital Management, Inc., its General Partner

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

CROWN POINT CLO, LTD.,
as a Lender

By:	/s/ Todd Murray
Name: Todd Murray
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Feb 1, 2013

Delaware Diversified Income Trust,
as a Lender (type name of the legal entity)

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Feb 1, 2013

Delaware Group Advisor Funds-Delaware Diversified Income Fund,
as a Lender (type name of the legal entity)

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Feb 1, 2013

Delaware Group Income Funds- Delaware Diversified Floating Rate Fund,
as a Lender (type name of the legal entity)

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Feb 1, 2013

Delaware VIP Trust - Delaware VIP Diversified Income Series,
as a Lender (type name of the legal entity)

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☑	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Dryden XXII Senior Loan Fund, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☑	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Dryden XXIII Senior Loan Fund, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☑	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Dryden XXIV Senior Loan Fund, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

DWS Floating Rate Fund
By:	Deutsche Investment Management Americas, Inc. Investment Advisor

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

If a second signature is necessary:

By:	/s/ Colleen Cunniffe
Name: Colleen Cunniffe
Managing Director

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January , 2013

DWS GLOBAL HIGH INCOME FUND, INC.

By: Deutsche Investment Management Americas, Inc. as Investment Adviser to the Fund

By:	/s/ Ann Marie Ryan
Ann Marie Ryan, Director

If a second signature is necessary:

By:	/s/ Colleen Cunniffe
Name: Colleen Cunniffe Managing Director

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

DWS HIGH INCOME OPPORTUNITIES FUND, INC.

By: Deutsche Investment Management Americas, Inc, as Investment Adviser to the Fund

By:	/s/ Ann Marie Ryan
Ann Marie Ryan, Director

If a second signature is necessary:

By:	/s/ Colleen Cunniffe
Name: Colleen Cunniffe Managing Director

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

DWS HIGH INCOME TRUST

By: Deutsche Investment Management Americas, Inc. as Investment Adviser to the Fund

By:	/s/ Ann Marie Ryan
Ann Marie Ryan, Director

If a second signature is necessary:

By:	/s/ Colleen Cunniffe
Name: Colleen Cunniffe Managing Director

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

DWS Multi-Market Income Trust

By: Deutsche Investment Management Americas, Inc. As Investment Advisor

By:	/s/ Ann Marie Ryan
Ann Marie Ryan, Director

If a second signature is necessary:

By:	/s/ Colleen Cunniffe
Name: Colleen Cunniffe Managing Director

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

DWS STATEGIC INCOME TRUST

By: Deutsche Investment Management Americas, Inc. as Investment Adviser to the Fund

By:	/s/ Ann Marie Ryan
Ann Marie Ryan, Director

If a second signature is necessary:

By:	/s/ Colleen Cunniffe
Name: Colleen Cunniffe Managing Director

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

DWS UNCONSTRAINED INCOME FUND

By: Deutsche Investment Management Americas, Inc. as Investment Adviser to the Fund

By:	/s/ Ann Marie Ryan
Ann Marie Ryan, Director

If a second signature is necessary:

By:	/s/ Colleen Cunniffe
Name: Colleen Cunniffe Managing Director

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

DWS UNCONSTRAINED INCOME VIP

By: Deutsche Investment Management Americas, Inc. as Investment Adviser to the Fund

By:	/s/ Ann Marie Ryan
Ann Marie Ryan, Director

If a second signature is necessary:

By:	/s/ Colleen Cunniffe
Name: Colleen Cunniffe Managing Director

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Eaton Vance CDO VII PLC By: Eaton Vance Management as Interim Investment Advisor,
as a Lender (type name of the legal entity)

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Eaton Vance CDO VIII, Ltd. By: Eaton Vance Management As Investment Advisor,
as a Lender (type name of the legal entity)

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Eaton Vance CDO X PLC By: Eaton Vance Management As Investment Advisor,
as a Lender (type name of the legal entity)

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

EATON VANCE FLOATING-RATE INCOME TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR,
as a Lender (type name of the legal entity)

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

EATON VANCE INSTITUTION SENIOR LOAN FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR,
as a Lender (type name of the legal entity)

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Eaton Vance International (Cayman Island) Floating-Rate Income Portfolio By: Eaton Vance Management as Investment Advisor,
as a Lender (type name of the legal entity)

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

EATON VANCE LIMITED DURATION INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR,
as a Lender (type name of the legal entity)

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

EATON VANCE SENIOR FLOATING-RATE TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR,
as a Lender (type name of the legal entity)

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

EATON VANCE SENIOR INCOME TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR,
as a Lender (type name of the legal entity)

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR,
as a Lender (type name of the legal entity)

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

EATON VANCE VT FLOATING-RATE INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR,
as a Lender (type name of the legal entity)

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

Euro-Galaxy CLO BV,
as a Lender (type name of the legal entity)

By: PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

FAIRWAY FUND LIMITED as a Lender By Fore Research & Management, LP

By:	/s/ Daniel Agranoff
Name: Daniel Agranoff
Chief Financial Officer Fore Research & Management, LP

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund, as a Lender

By:	/s/ Stacie Smith
Name: Stacie Smith
Title: Deputy Treasurer

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Fidelity Advisor Series I: Fidelity Advisor High Income Advantage Fund, as a Lender

By:	/s/ Stacie Smith
Name: Stacie Smith
Title: Deputy Treasurer

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Fidelity American High Yield Fund, for Fidelity Investments Canada ULC as Trustee of Fidelity American High Yield Fund, as a Lender

By:	/s/ Stacie Smith
Name: Stacie Smith
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☑	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

FINN SQUARE CLO, LTD. BY: GSO/BLACKSTONE DEBT FUNDS MANAGEMENT LLC AS COLLATERAL MANAGER as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

Fire and Police Pension Fund, San Antonio,
as a Lender (type name of the legal entity)

By: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

First Trust Senior Floating Rate Income Fund II,
as a Lender (type name of the legal entity)

By: First Trust Advisors L.P., its investment manager

By:	/s/ Scott Fries
Name: Scott Fries
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

First Trust Short Duration High Income Fund,
as a Lender (type name of the legal entity)

By: First Trust Advisors L.P., its investment manager

By:	/s/ Scott Fries
Name: Scott Fries
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

First Western Capital Management High Income Senior Loans Limited Partneship,
as a Lender (type name of the legal entity)

By:	/s/ Tina Tran
Name: Tina Tran
Title: Associate Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Flagship CLO VI By: Deutsche Investment Management Americas, Inc. As Collateral Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

If a second signature is necessary:

By:	/s/ Colleen Cunniffe
Name: Colleen Cunniffe Managing Director

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

MainStay Floating Rate Fund, a series of MainStay Funds Trust,
Flatiron CLO 2012-1 Ltd.		as a Lender (type name of the legal entity)

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact	By:	New York Life Investment Management LLC, its Investment Manager

By:	/s/ Jeanne M. Cruz	By:	/s/ Jeanne M. Cruz
	Name: Jeanne M. Cruz		Name: Jeanne M. Cruz
	Title: Sr. Director		Title: Sr. Director

If a second signature is necessary:

By:
Name:
Title:

MainStay VP Floating Rate Portfolio a series of MainStay VP Funds Trust

		By:	New York Life Investment Management LLC, its Investment Manager

		By:	/s/ Jeanne M. Cruz
Name: Jeanne M. Cruz
Title: Sr. Director

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

FORE ERISA MULTI STRATEGY FUND, LTD. as a Lender

By Fore Research & Management, LP

By:	/s/ Daniel Agranoff
Name: Daniel Agranoff
Chief Financial Officer Fore Research & Management, LP

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

FORE MULTI STRATEGY MASTER FUND, LTD. as a Lender

By Fore Research & Management, LP

By:	/s/ Daniel Agranoff
Name: Daniel Agranoff
Chief Financial Officer Fore Research & Management, LP

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Four Points Multi-Strategy Master Fund Inc. (LOAN ACCOUNT)

By:	Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Franklin Floating Rate Master Trust - Franklin Floating Rate Master Series, as a Lender

By:	/s/ Richard Hsu
Name: Richard Hsu
Title: Asst. Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Franklin Investors Securities Trust - Franklin Floating Rate Daily Access Fund, as a Lender

By:	/s/ Richard Hsu
Name: Richard Hsu
Title: Asst. Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

Franklin Investors Securities Trust-Franklin Low Duration Total Return Fund, as a Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

Franklin Investors Securities Trust - Franklin Real Return Fund, as a Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

Franklin Investors Securities Trust - Franklin Total Return Fund, as a Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

Franklin Strategic Income Fund (Canada), as a Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

Franklin Strategic Series-Franklin Strategic Income Fund, as a Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Franklin Templeton Limited Duration Income Trust, as a Lender

By:	/s/ Richard Hsu
Name: Richard Hsu
Title: Asst. Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Franklin Templeton Series II Funds - Franklin Floating Rate II Fund, as a Lender

By:	/s/ Richard Hsu
Name: Richard Hsu
Title: Asst. Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

Franklin Templeton Total Return FDP Fund of FDP Series, Inc., as a Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

Franklin Templeton Variable Insurance Products Trust-Franklin Strategic Income Securities Fund, as a Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

Fraser Sullivan CLO II, Ltd., as Lender,
as a Lender (type name of the legal entity)

By: WCAS Fraser Sullivan Investment Management, LLC, as Collateral Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Partner

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

Fraser Sullivan CLO VI Ltd., as Lender,
as a Lender (type name of the legal entity)

By: FS COA Management, LLC, as Portfolio Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Partner

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

Fraser Sullivan CLO VII Ltd.,
as a Lender (type name of the legal entity)

By: FS COA Management, LLC, as Portfolio Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Partner

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

Galaxy X CLO, LTD.,
as a Lender (type name of the legal entity)

By: PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

Galaxy XI CLO, LTD.,
as a Lender (type name of the legal entity)

By: PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

Galaxy XII CLO, Ltd.,
as a Lender (type name of the legal entity)

By: PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

Galaxy XIV CLO, Ltd.,
as a Lender (type name of the legal entity)

By: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☑	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

GALE FORCE 3 CLO, LTD. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager
as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☒	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:	/s/ Andrew D. Moore
Name: Andrew D. Moore
Title: Duly Authorized Signatory

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

GoldenTree Credit Opportunities 2012-I Financing, Limited
By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

GoldenTree Loan Opportunities III, Limited
By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

GoldenTree Loan Opportunities IV, Limited
By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

GoldenTree Loan Opportunities V, Limited
By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

GoldenTree Loan Opportunities VI, Limited
By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

GoldenTree Loan Opportunities VII, Limited
By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

Goldman Sachs Credit Partners LP,
as a Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

GOLUB CAPITAL MANAGEMENT CLO 2007-1, LTD
as a Lender

By:	GOLUB CAPITAL LLC, as Collateral Manager

/s/ Christina Jamieson
Name: Christina Jamieson
Title: Authorized Signatory

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Golub Capital Partners CLO 14, Ltd.,
as a Lender

By:	GC Advisors LLC, as agent

/s/ Christina Jamieson
Name: Christina Jamieson
Title: Authorized Signatory

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

GRAYSON & CO BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR,
as a Lender (type name of the legal entity)

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Halifax Regional Municipality Master Trust,
as a Lender (type name of the legal entity)

By:	AllianceBernstein L.P.

By:	/s/ Michael Sohr
Name: Michael Sohr
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

The Hartford Floating Rate Fund,
as a Lender

By:	Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

The Hartford Floating Rate High Income Fund,
as a Lender

By:	Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

The Hartford Strategic Income Fund,
as a Lender

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

H.E.S.T Australia Ltd.

By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☑	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Highbridge Liquid Loan Opportunities Master Fund, L.P. By: Highbridge Principal Strategies LLC, Its Investment Manager,
as a Lender

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Hillmark Funding, Ltd,
as a Lender (type name of the legal entity)

By:	Hillmark Capital Management, L.P.,
as Collateral Manager, as Lender

By:	/s/ Mark Gold
Name: Mark Gold
Title: CEO

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

IG Putnam US High Yield Income, Fund
as a Lender (type name of the legal entity)

By:	See next page
Name:
Title:

If a second signature is necessary:

By:	N/A
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF IG PUTNAM US HIGH YIELD INCOME FUND

/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

as a Lender

ING Investment Management CLO IV, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO V, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ING IM CLO 2011-1, Ltd.
By:	ING Alternative Asset Management LLC, as its portfolio manager

ING IM CLO 2012-1, Ltd.
By:	ING Alternative Asset Management LLC, as its portfolio manager

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

ING IM CLO 2012-2, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ING IM CLO 2012-4, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ISL Loan Trust
By:	ING Investment Management Co. LLC, as its investment advisor

ING (L) Flex - Senior Loans
By:	ING Investment Management Co. LLC, as its investment manager

ING Investment Trust Co. Plan for Employee Benefit Investment Funds – Senior Loan Fund
By:	ING Investment Trust Co. as its trustee

IBM Personal Pension Plan Trust
By:	ING Investment Management Co. LLC, as its investment manager

ING Prime Rate Trust
By:	ING Investment Management Co. LLC, as its investment manager

ING Senior Income Fund
By:	ING Investment Management Co. LLC, as its investment manager

City of New York Group Trust
By:	ING Investment Management Co. LLC, as its investment manager

Bayernlnvest Alternative Loan-Fonds
By:	ING Investment Management Co. LLC, as its investment manager

ING Floating Rate Fund
By:	ING Investment Management Co. LLC, as its investment manager

By:	/s/ Jason Almiro
Name: Jason Almiro, CPA, CFA
Title: Assistant Vice President

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

STICHTING BEWAARDER SYNTRUS ACHMEA GLOBAL HIGH YIELD POOL,
as a Lender (type name of the legal entity)

By:	See next page
Name:
Title:

If a second signature is necessary:

By:	N/A
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF Stichting Bewaarder Syntrus Achmea Global High Yield Pool

/s/ Kevin Parnell
Name: Kevin Parnell
Title: Manager

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

Investors Canadian High Yield Income Fund,
as a Lender (type name of the legal entity)

By:	See next page
Name:
Title:

If a second signature is necessary:

By:	N/A
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

INVESTORS CANADIAN HIGH YIELD INCOME FUND by Putnam Investment Inc. (PII)

/s/ Kevin Parnell
Name: Kevin Parnell
Title: Manager

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

INWOOD PARK CDO LTD.

By: Blackstone Debt Advisors L.P. as Collateral Manager

as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

IOWA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By:	/s/ Adrienne L. McFarland
Name: Adrienne L. McFarland
Its: Counsel

By:	/s/ Justin T. Lange
Name: Justin T. Lange
Its: Counsel

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Ironshore Inc.

By: BlackRock Financial Management, Inc., its Investment Advisor,
as a Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signor

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☑	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Ivy High Income Fund,
as a Lender (type name of the legal entity)

By:	/s/ Bryan C. Krug
Name: Bryan C. Krug
Title: Sr. Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

Jamestown CLO I Ltd.,
as a Lender (type name of the legal entity)

By: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Partner

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

JHF II-Multi Sector Bond Fund,
as a Lender

By:	/s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

JNL/Neuberger Berman Strategic Income Fund,
as a Lender (type name of the legal entity)

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust, as a Lender

By:	/s/ David C. Wagner
PPM America, Inc., as sub-adviser
Name: David C. Wagner
Title: Managing Director

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

JPMBI re Blackrock Bankloan Fund
By: BlackRock Financial Management Inc., as Sub-Advisor, as a Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signor

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

JPMorgan Chase 401(k) Savings Plan

By: Columbia Management Investment Advisers, LLC, as its agent, as a Lender (type name of the legal entity)

By:	/s/ Kirk M. Moore
Name: Kirk M. Moore
Title: Vice President – Fixed Income

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

JPMorgan Chase Bank N.A as Trustee of the JPMorgan Chase Retirement Plan,
as a Lender (type name of the legal entity)

By:	/s/ William J Morgan
Name: William J Morgan
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

JPMorgan Strategic Income Opportunities Fund,
as a Lender (type name of the legal entity)

By:	/s/ William J Morgan
Name: William J Morgan
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Kentucky Retirement Systems Insurance Fund

By: Columbia Management Investment Advisers, LLC, as its agent, as a Lender (type name of the legal entity)

By:	/s/ Kirk M. Moore
Name: Kirk M. Moore
Title: Vice President – Fixed Income

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Kentucky Retirement Systems Pension Fund

By: Columbia Management Investment Advisers, LLC, as its agent, as a Lender (type name of the legal entity)

By:	/s/ Kirk M. Moore
Name: Kirk M. Moore
Title: Vice President – Fixed Income

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Kentucky Retirement Systems (Shenkman – Insurance Fund Account)

By:	Shenkman Capital Management, Inc., as Investment Manager,

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Kentucky Retirement Systems (Shenkman – PENSION Account)

By:	Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Kingsland IV Ltd.,
as a Lender (type name of the legal entity)

By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Kingsland V Ltd.,
as a Lender (type name of the legal entity)

By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

Lancashire Insurance Company Limited,
as a Lender (type name of the legal entity)

By: PineBridge Investments Europe Limited As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

LANDMARK IX CDO LTD,
as a Lender (type name of the legal entity)

By: Landmark Funds LLC, as Manager By: Sound Harbour Partners, LLC, as Sub-Advisor

By:	/s/ Thomas E. Bancroft
Name: Thomas E. Bancroft
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

LCM IX Limited Partnership By: LCM Asset Management LLC As Collateral Manager,
as a Lender (type name of the legal entity)

By:	/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

If a second signature is necessary:

By:	N/A
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

LCM VIII Limited Partnership By: LCM Asset Management LLC As Collateral Manager,
as a Lender (type name of the legal entity)

By:	/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

If a second signature is necessary:

By:	N/A
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

LCM X Limited Partnership By: LCM Asset Management LLC As Collateral Manager,
as a Lender (type name of the legal entity)

By:	/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

If a second signature is necessary:

By:	N/A
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

LCM XI Limited Partnership By: LCM Asset Management LLC As Collateral Manager,
as a Lender (type name of the legal entity)

By:	/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

If a second signature is necessary:

By:	N/A
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

LCM XII Limited Partnership By: LCM Asset Management LLC As Collateral Manager,
as a Lender (type name of the legal entity)

By:	/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

If a second signature is necessary:

By:	N/A
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

LGT Multi Manager Bond High Yield (USD),
as a Lender (type name of the legal entity)

By:	See next page
Name:
Title:

If a second signature is necessary:

By:	N/A
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

LGT Multi Manager Bond High Yield (USD) By: The Putnam Advisory Company, LLC

By:	/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Liberty Mutual Insurance Company,
as a Lender

By:	/s/ Sheila A. Finnerty
Name: Sheila A. Finnerty
Title: Authorized Signatory

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Liberty Mutual Retirement Plan Master Trust,
as a Lender

By:	/s/ Sheila A. Finnerty
Name: Sheila A. Finnerty
Title: Authorized Signatory

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

Libra Global Limited,
as a Lender

By:	/s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Lord Abbett Investment Trust – Lord Abbett Floating Rate Fund, as a Lender (type name of the legal entity)

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS2 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

LOS ANGELES COUNTY EMPLOYEES RETIREMENT ASSOCIATION

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By:	/s/ Adrienne L. McFarland
Name: Adrienne L. McFarland
Its: Counsel

By:	/s/ Justin T. Lange
Name: Justin T. Lange
Its: Counsel

[2]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

Madison Park Funding III, Ltd.
By: Credit Suisse Asset Management, LLC, as collateral manager, as a Lender (type name of the legal entity)

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

Madison Park Funding IV, Ltd.
By: Credit Suisse Asset Management, LLC, as collateral manager, as a Lender (type name of the legal entity)

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

MADISON PARK FUNDING IX, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager, as a Lender (type name of the legal entity)

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

MADISON PARK FUNDING VII, LTD.
By:	Credit Suisse Asset Management, LLC, as portfolio manager, as a Lender (type name of the legal entity)

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

MADISON PARK FUNDING VIII, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager, as a Lender (type name of the legal entity)

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Magnetite VI, Limited

By: BlackRock Financial Management, Inc., Its Collateral Manager, as a Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signor

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Magnetite VII, Limited

By: BlackRock Financial Management Inc., Its Collateral Manager, as a Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signor

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

Manulife Floating Rate Income Fund,
as a Lender (type name of the legal entity)

By:	/s/ Angela Winandy
Name: Angela Winandy
Title: Director, US Performance and Client Reporting

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☑	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

MARINE PARK CLO LTD.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager
as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Maryland State Retirement and Pension System,
as a Lender (type name of the legal entity)

By: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

MAXIM PUTNAM HIGH YIELD BOND PORTFOLIO,
as a Lender (type name of the legal entity)

By:	See next page
Name:
Title:

If a second signature is necessary:

By:	N/A
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

MAXIM PUTNAM HIGH YIELD BOND PORTFOLIO OF MAXIM SERIES FUND, INC
by Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

MET INVESTORS SERIES TRUST. MET/EATON VANCE FLOATING RATE PORTFOLIO BY EATON VANCE MANAGEMENT AS INVESTMENT SUB-ADVISOR,
as a Lender (type name of the legal entity)

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

Met Investors Series Trust - Met/Franklin Low Duration Total Return Portfolio,
as a Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

MetLife Insurance Company of Connecticut,
as a Lender (type name of the legal entity)

By:	/s/ Matthew J. Mclnerny
Name: Matthew J. Mclnerny
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Metropolitan Life Insurance Company,
as a Lender (type name of the legal entity)

By:	/s/ Matthew J. Mclnerny
Name: Matthew J. Mclnerny
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Metropolitan Property and Casualty Insurance Co,
as a Lender (type name of the legal entity)

By:	/s/ Matthew J. Mclnerny
Name: Matthew J. Mclnerny
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

MILL CREEK CLO, LTD.,
as a Lender

By:	/s/ Bryan Higgins
Name: Bryan Higgins
Title: Authorized Signor

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Morgan Stanley Senior Funding, Inc., as a Lender (type name of the legal entity)

By:	/s/ Adam Savarese
Name: Adam Savarese
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

MT. WHITNEY SECURITIES INC., as Assignee

By:	Deutsche Investment Management Americas Inc. As Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

If a second signature is necessary:

By:	/s/ Colleen Cunniffe
Name: Colleen Cunniffe
Managing Director

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Municipal Employees’ Annuity and Benefit Fund of Chicago (Symphony),
as a Lender (type name of the legal entity)

By:	Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☑	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

MUSASHI SECURED CREDIT FUND LTD.
BY:	GSO CAPITAL ADVISORS LLC, AS MANAGER

as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

Nantucket CLO I Ltd By: Fortis Investment Management USA, Inc., as Attorney-in-Fact,
as a Lender (type name of the legal entity)

By:	/s/ Vanessa Ritter
Name: Vanessa Ritter
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

NB Global Floating Rate Income Fund Limited,
as a Lender (type name of the legal entity)

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Neuberger Berman CLO XII, LTD,
as a Lender (type name of the legal entity)

By:	Neuberger Berman Fixed Income LLC as its Collateral Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Neuberger Berman CLO XIII, Ltd.,
as a Lender (type name of the legal entity)

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Neuberger Berman – Floating Rate Income Fund,
as a Lender (type name of the legal entity)

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Neuberger Berman Strategic Income Fund,
as a Lender (type name of the legal entity)

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

New England Life Insurance Company,
as a Lender (type name of the legal entity)

By:	/s/ Matthew J. McInerny
Name: Matthew J. McInerny
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

NORTHWOODS CAPITAL IX, LIMITED,
as a Lender (type name of the legal entity)

By:	Angelo, Gordon & Co., LP as Collateral Manager

By:	/s/ Bruce Martin
Name: Bruce Martin
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Northwoods Capital V, Limited,
as a Lender (type name of the legal entity)

By:	Angelo, Gordon & Co., L.P. as Collateral Manager

By:	/s/ Bruce Martin
Name: Bruce Martin
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Northwoods Capital VI, Limited,
as a Lender (type name of the legal entity)

By:	Angelo, Gordon & Co., L.P. as Collateral Manager

By:	/s/ Bruce Martin
Name: Bruce Martin
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Northwoods Capital VII, Limited,
as a Lender (type name of the legal entity)

By:	Angelo, Gordon & Co., L.P. as Collateral Manager

By:	/s/ Bruce Martin
Name: Bruce Martin
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Northwoods Capital VIII, Limited,
as a Lender (type name of the legal entity)

By:	Angelo, Gordon & Co., L.P. as Collateral Manager

By:	/s/ Bruce Martin
Name: Bruce Martin
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Nuveen Diversified Dividend & Income Fund,
as a Lender (type name of the legal entity)

By:	Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Nuveen Floating Rate Income Fund,
as a Lender (type name of the legal entity)

By:	Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Nuveen Floating Rate Income Opportunity Fund,
as a Lender (type name of the legal entity)

By:	Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Nuveen Senior Income Fund,
as a Lender (type name of the legal entity)

By:	Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Nuveen Symphony Credit Opportunities Fund,
as a Lender (type name of the legal entity)

By:	Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Nuveen Symphony Floating Rate Income Fund,
as a Lender (type name of the legal entity)

By:	Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

EXHIBIT A

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS2 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☑	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Oberhausen S.a.r.l. a responsabilite limitee de titrisation, as a Lender

By:	Highbridge Leverage Loan Partners Master Fund III, LP. As Portfolio Manager

By:	Highbridge Principal Strategies, LLC as Trading Manager

By:	/s/ Serge Adam
Name: Serge Adam
Title: Managing Director

[2]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☑	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

OCP CLO 2012-2, Ltd. By: Onex Credit Partners, LLC, as Collateral Manager,
as a Lender (type name of the legal entity)

By:	/s/ Steven Gutman
Name: Steven Gutman
Title: General Counsel

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☑	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

OCP CLO 2012-1, Ltd. By: Onex Credit Partners, LLC, as Portfolio Manager,
as a Lender (type name of the legal entity)

By:	/s/ Steven Gutman
Name: Steven Gutman
Title: General Counsel

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☑	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

OCP Partners, LP By: Onex Credit Partners, LLC, its investment manager, as a Lender (type name of the legal entity)

By:	/s/ Steven Gutman
Name: Steven Gutman
Title: General Counsel

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

Octagon Investment Partners XII, Ltd.,
as a Lender (type name of the legal entity)

By:	Octagon Credit Investors, LLC as collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

Octagon Investment Partners XIV, Ltd.,
as a Lender (type name of the legal entity)

By:	Octagon Credit Investors, LLC as collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☑	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Onex Senior Floating Income Fund, L.P. By: Onex Credit Partners, LLC, its investment Manager, as a Lender (type name of the legal entity)

By:	/s/ Steven Gutman
Name: Steven Gutman
Title: General Counsel

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

Oppenheimer Master Loan Fund LLC,
as a Lender (type name of the legal entity)

By:	/s/ Jason Reuter
Name: Jason Reuter
Title: AVP

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

Oppenheimer Senior Floating Rate Fund,
as a Lender (type name of the legal entity)

By:	/s/ Jason Reuter
Name: Jason Reuter
Title: AVP

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Feb 1, 2013

Optimum Trust – Optimum Fixed Income Fund,
as a Lender (type name of the legal entity)

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

ORIX Corporate Capital Inc.,
as a Lender (type name of the legal entity)

By:	/s/ Christopher L. Smith
Name: Christopher L. Smith
Title: Senior Managing Director

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

Pacific Life Funds-PL Floating Rate Income Fund
By:	Pacific Life Fund Advisors LLC (dba Pacific Asset Management) in its capacity and Investment Advisor, as a Lender

By:	/s/ James P. Leasure
Name: James P. Leasure
Title: Senior Managing Director

By:	/s/ Dale E. Hawley
Name: Dale E. Hawley
Title: Assistant Secretary

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

PACIFIC LIFE FUNDS-PL FLOATING RATE LOAN FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT SUB-ADVISOR,
as a Lender (type name of the legal entity)

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

Pacific Life Funds-PL Income Fund

By:	Pacific Life Fund Advisors LLC (dba Pacific Asset Management) in its capacity and Investment Advisor, as a Lender

By:	/s/ James P. Leasure
Name: James P. Leasure
Title: Senior Managing Director

By:	/s/ Dale E. Hawley
Name: Dale E. Hawley
Title: Assistant Secretary

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

Pacific Life Insurance Company (For IMDBLKNS Account), as a Lender

By:	/s/ James P. Leasure
Name: James P. Leasure
Title: Assistant Vice President

By:	/s/ Joseph Tortorelli
Name: Joseph Tortorelli
Title: Assistant Secretary

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

PACIFIC SELECT FUND FLOATING RATE LOAN PORTFOLIO BY: EATON VANCE MANAGEMENT AS INVESTMENT SUB-ADVISOR
as a Lender (type name of the legal entity)

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

Pacific Select Fund-High Yield Bond Portfolio
By:	Pacific Life Fund Advisors LLC (dba Pacific Asset Management) in its capacity and Investment Advisor, as a Lender

By:	/s/ James P. Leasure
Name: James P. Leasure
Title: Senior Managing Director

By:	/s/ Dale E. Hawley
Name: Dale E. Hawley
Title: Assistant Secretary

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Permanens Capital L.P. By: BlackRock Financial Management, Inc., its Sub-Advisor,
as a Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signor

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Pioneer Absolute Return Credit Fund

Pioneer Strategic Income VCT Portfolio

Pioneer Multi-Asset Ultrashort Income Fund

Pioneer Floating Rate Trust

Met Investors Series Trust – Pioneer Strategic Income Portfolio

Pioneer Floating Rate Fund

Pioneer Strategic Income Fund,

        Each as a Lender

By:	Pioneer Investment Management, Inc. As adviser to each Lender above

By:	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Associate General Counsel

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS2 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Pioneer Opportunistic Core Plus Fixed Income Trust Pioneer Institutional Opportunistic Core Plus Portfolio Metropolis Investments Holdings Ltd. Metropolitan Water Reclamation District Retirement Fund

By:	Pioneer Institutional Asset Management, Inc. As adviser to each Lender above

By:	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Associate General Counsel

[2]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☑	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

PPG Industries, Inc. Pension Plan Trust By: GSO Capital Advisors LLC, As its Investment Advisor, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☑	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Pramerica Loan Opportunities Limited, as a Lender By: Pramerica Investment Management, a trading name of Prudential Investment Management, Inc., as Investment Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS5 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

PRINCIPAL FUNDS, INC. BOND AND MORTGAGE SECURITIES FUND

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By:	/s/ Adrienne L. McFarland
Name: Adrienne L. McFarland
Its: Counsel

By:	/s/ Justin T. Lange
Name: Justin T. Lange
Its: Counsel

[5]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Principal Funds Inc, - Diversified Real Asset Fund,
as a Lender (type name of the legal entity)

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS12 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

PRINCIPAL FUNDS, INC. – HIGH YIELD FUND

By:	/s/ Mark Denkinger
Name: Mark Denkinger
Its: Portfolio Manager

[12]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS4 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

PRINCIPAL GLOBAL INVESTORS TRUST – HIGH YIELD FIXED INCOME FUND

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By:	/s/ Adrienne L. McFarland
Name: Adrienne L. McFarland
Its: Counsel

By:	/s/ Justin T. Lange
Name: Justin T. Lange
Its: Counsel

[4]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS9 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

PRINCIPAL LIFE INSURANCE COMPANY ON BEHALF OF ONE OR MORE SEPARATE ACCOUNTS (PRINCIPAL LIFE INSURANCE COMPANY, DBA ULTRA LONG SEPARATE ACCOUNT)

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By:	/s/ Adrienne L. McFarland
Name: Adrienne L. McFarland
Its: Counsel

By:	/s/ Justin T. Lange
Name: Justin T. Lange
Its: Counsel

[9]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS7 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

PRINCIPAL LIFE INSURANCE COMPANY

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By:	/s/ Adrienne L. McFarland
Name: Adrienne L. McFarland
Its: Counsel

By:	/s/ Justin T. Lange
Name: Justin T. Lange
Its: Counsel

[7]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS3 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

PRINCIPAL LIFE INSURANCE COMPANY ON BEHALF OF ONE OR MORE SEPARATE ACCOUNTS (PRINCIPAL LIFE INSURANCE COMPANY, DBA BOND & MORTGAGE SEPARATE ACCOUNT)

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By:	/s/ Adrienne L. McFarland
Name: Adrienne L. McFarland
Its: Counsel

By:	/s/ Justin T. Lange
Name: Justin T. Lange
Its: Counsel

[3]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS8 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

PRINCIPAL LIFE INSURANCE COMPANY ON BEHALF OF ONE OR MORE SEPARATE ACCOUNTS (PRINCIPAL LIFE INSURANCE COMPANY, DBA PRINCIPAL PFG LDI SEPARATE ACCOUNT)

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By:	/s/ Adrienne L. McFarland
Name: Adrienne L. McFarland
Its: Counsel

By:	/s/ Justin T. Lange
Name: Justin T. Lange
Its: Counsel

[8]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS10 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

PRINCIPAL LIFE INSURANCE COMPANY ON BEHALF OF ONE OR MORE SEPARATE ACCOUNTS (PRINCIPAL LIFE INSURANCE COMPANY, DBA PENSION PLAN FOR INSURANCE ORGANIZATIONS LONG DURATION FIXED INCOME SEPARATE ACCOUNT)

By:	Principal Global Investors, LLC a Delaware limited liability company. its authorized signatory

By:	/s/ Adrienne L. McFarland
Name: Adrienne L. McFarland
Its: Counsel

By:	/s/ Justin T. Lange
Name: Justin T. Lange
Its: Counsel

[10]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS6 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

PRINCIPAL VARIABLE CONTRACTS FUND, INC.-BOND & MORTGAGE SECURITIES ACCOUNT

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By:	/s/ Adrienne L. McFarland
Name: Adrienne L. McFarland
Its: Counsel

By:	/s/ Justin T. Lange
Name: Justin T. Lange
Its: Counsel

[6]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☑	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Prudential Bank Loan Fund of the Prudential Trust Company Collative Trust, as a Lender By: Prudential Investment Management, Inc., As Investment Advisor

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☑	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Prudential Investment Portfolios, Inc. 14 – Prudential Floating Rate Income Fund, as a Lender By: Prudential Investment Management, Inc., as Investment Advisor

By	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☑	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Prudential Short Duration High Yield Fund, Inc., as a Lender By: Prudential Investment Management, Inc., as Investment Advisor

By	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

Putnam Absolute Return 300 Fund,
as a Lender (type name of the legal entity)

By:	See next page
Name:
Title:

If a second signature is necessary:

By:	N/A
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

PUTNAM ABSOLUTE RETURN 300 FUND by Putnam Investment Management, LLC

/s/ Kevin Parnell
Name: Kevin Parnell Title: Manager

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

Putnam Absolute Return 500 Fund,
as a Lender (type name of the legal entity)

By:	See next page
Name:
Title:

If a second signature is necessary:

By:	N/A
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

PUTNAM FUNDS TRUST, on behalf of its series, PUTNAM ABSOLUTE RETURN 500 FUND by Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name: Suzanne Deshaies Title: VP

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Januray 30, 2013

Putnam Absolute Return 700 Fund,
as a Lender (type name of the legal entity)

By:	See next page
Name:
Title:

If a second signature is necessary:

By:	N/A
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

PUTNAM FUNDS TRUST, on behalf of its series, PUTNAM ABSOLUTE RETURN 700 FUND by Putnam Investment Management, LLC

/s/ Suzanne Desbaies
Name: Suzanne Desbaies Title: VP

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

Putnam Floating Rate Income Fund,
as a Lender (type name of the legal entity)

By:	See next page
Name:
Title:

If a second signature is necessary:

By:	N/A
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

PUTNAM FLOATING RATE INCOME FUND

/s/ Beth Mazor
By: Beth Mazor Title: V.P.

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

Putnam High Yield Advantage Fund,
as a Lender (type name of the legal entity)

By:	See next page
Name:
Title:

If a second signature is necessary:

By:	N/A
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

PUTNAM HIGH YIELD ADVANTAGE FUND

/s/ Beth Mazor
By: Beth Mazor Title: V.P.

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

Putnam High Yield Trust,
as a Lender (type name of the legal entity)

By:	See next page
Name:
Title:

If a second signature is necessary:

By:	N/A
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

PUTNAM HIGH YIELD TRUST

/s/ Beth Mazor
By: Beth Mazor Title: V.P.

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

Putnam VT High Yield Fund,
as a Lender (type name of the legal entity)

By:	See next page
Name:
Title:

If a second signature is necessary:

By:	N/A
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

PUTNAM VARIABLE TRUST, on Behalf of its series, Putnam VT High Yield Fund by Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name: Suzanne Deshaies Title: VP

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

QUALCOMMGLOBAL TRADING PTE. LTD. By: Credit Suisse Asset Management, LLC, as investment Manager, as a Lender (type name of the legal entity)

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

RAYTHEON MASTER PENSION TRUST By: Credit Suisse Asset Management, LLC, as its investment manager, as a Lender (type name of the legal entity)

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

RGA Reinsurance Company as a Lender

By: GC Advisors LLC, as agent

/s/ Christina Jamieson
Name: Christina Jamieson
Title: Authorized Signatory

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS3 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

RidgeWorth Funds – Seix Floating Rate High Income Fund By: Seix Investment Advisors LLC, as Subadviser

as Lender

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

[3]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS4 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

RidgeWorth Funds – Total Return Bond Fund By: Seix Investment Advisors LLC, as Subadviser

as Lender

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

[4]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

RITTENHOUSE LOAN FUNDING LLC,
as a Lender (type name of the legal entity)

By: Citibank, N.A.

By:	/s/ Tina Tran
Name: Tina Tran
Title: Associate Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☑	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

RIVERSIDE PARK CLO LTD. By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

RiverSource Life Insurance Company,
as a Lender (type name of the legal entity)

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS5 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Rochdale Fixed Income Opportunities Portfolio
By:	Seix Investment Advisors LLC, as Subadviser

as Lender

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

[5]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Safety Insurance Company, as a Lender

By:	Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS7 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

SAN GABRIEL CLOI LTD, as a Lender

By:	Its Investment Advisor CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Sr. MD/Sr. PM

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

San Joaquin County Employees’ Retirement Association, as a Lender

By:	/s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

Saturn CLO, Ltd.,
as a Lender (type name of the legal entity)

By:	PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS6 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Seix Multi-Sector Absolute Return Fund L.P.

By:	Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner

By:	Seix Investment Advisors LLC, its sole member

as Lender

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

[6]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☑	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Selector Management Fund-EMG High Income Fund,
as a Lender (type name of the legal entity)

By:	/s/ Bryan C. Krug
Name: Bryan C. Krug
Title: Sr. Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

SENIOR DEBT PORTFOLIO

By:	Boston Management and Research as Investment Advisor,
as a Lender (type name of the legal entity)

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

Shackleton I CLO, Ltd.,
as a Lender (type name of the legal entity)

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS8 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

SIERRA CLO II LTD, as a Lender

By:	Its Investment Advisor CVC Credit Partners, LLC

On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Sr. MD/Sr. PM

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Slater Mill Loan Fund, LP

By:	Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☑	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Specialized Investment Management SICAV - SIF Corporate Loan Master Fund, as a Lender

By:	Zaisgroup International LLP, as Investment Advisor

By:	Pramerica Investment Management Limited, as Portfolio Advisor

By:	Pramerica Investment Management (a trading name of Prudential Investment Management, Inc.) as Sub-Advisor

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Stellar Performer Global Series W - Global Credit, as a Lender

By:	Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

STICHTING PENSIOENFONDS VOOR FYSIOTHERAPEUTEN
as a Lender (type name of the legal entity)

By:	See next page
Name:
Title:

If a second signature is necessary:

By:	N/A
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF STICHTING PENSIOENFONDS VOOR FYSIOTHERAPEUTEN

/s/ Suzanne Deshaies
Name: Suzanne Deshaies
Title: VP

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Feb 1, 2013

Stichting Pensioenfonds voor Huisartsen,
as a Lender (type name of the legal entity)

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

Stone Harbor Global Funds PLC - Stone Harbor Leveraged Loan Portfolio,
as a Lender

By:	/s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Stoney Lane Funding I, Ltd.,
as a Lender (type name of the legal entity)

By:	HillMark Capital Management, L.P., as Collateral Manager, as Lender

By:	/s/ Mark Gold
Name: Mark Gold
Title: CEO

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

SUGAR CREEK CLO, LTD.,
as a Lender

By:	/s/ Bryan Higgins
Name: Bryan Higgins
Title: Authorized Signor

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Swiss Capital Pro Loan III Plc
By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Swiss Capital Pro Loan V Plc
By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Symphony CLO IX, Limited Partnership,
as a Lender (type name of the legal entity)

By:	Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Symphony CLO VII, LTD,
as a Lender (type name of the legal entity)

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Symphony CLO VIII, Limited Partnership,
as a Lender (type name of the legal entity)

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Symphony CLO X, Ltd,
as a Lender (type name of the legal entity)

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Symphony Credit Opportunities Fund LTD.,
as a Lender (type name of the legal entity)

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Symphony Senior Loan Fund, L.P.,
as a Lender (type name of the legal entity)

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

This consent is made by the following Lender, acting through the undersigned investment advisor:

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

T. Rowe Price Floating Rate Fund, Inc.,
as a Lender (type name of the legal entity)

Once the amendment

is complete, we

expect our position

to remain unchanged

at 698,250.00.

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

This consent is made by the following Lender, acting through the undersigned investment advisor:

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

T. Rowe Price Floating Rate Multi - Sector Account Portfolio,
as a Lender (type name of the legal entity)

Once the amendment

is complete, we

expect our position

to remain unchanged

at 174,562.50.

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

This consent is made by the following Lender, acting through the undersigned investment advisor:

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

T. Rowe Price Institutional Floating Rate Fund,
as a Lender (type name of the legal entity)

Once the amendment

is complete, we

expect our position

to remain unchanged

at 14,937,562.50.

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Teachers’ Retirement System of Louisiana (Shenkman–BANK LOAN ACCOUNT)

By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H.Weinstein
Name: Richard H.Weinstein
Title: Chief Operating Officer

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Teachers’ Retirement System of the State of Kentucky

By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H.Weinstein
Name: Richard H.Weinstein
Title: Chief Operating Officer

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Ten Park SPC on behalf of and for the account of Segregated Portfolio A by Metropolitan Life Insurance Company, acting as investment adviser, as a Lender (type name of the legal entity)

By:	/s/ Steven R Brand
Name: Steven R Brand
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Tetragon Financial Group Master Fund Limited,
as a Lender (type name of the legal entity)

By: Tetragon Financial Management LP, its Investment Manager

By:	/s/ Reade Griffith
Name: Reade Griffith
Title: Authorized Representative

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

The Trustees of Syndicated 2987
By:	GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

UMC Benefit Board, Inc., as a Lender

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

The University of Chicago
By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

VALIDUS REINSURANCE LTD,
as a Lender (type name of the legal entity)

By: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

Vantage Trust,

By:	Pacific Life Fund Advisors LLC (dba Pacific Asset Management) in its capacity and Investment Advisor, as a Lender

By:	/s/ James P. Leasure
Name: James P. Leasure
Title: Senior Managing Director

By:	/s/ Dale E. Hawley
Name: Dale E. Hawley
Title: Assistant Secretary

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

VIRGINIA RETIREMENT SYSTEM,
as a Lender (type name of the legal entity)

By: Solus Alternative Asset Management LP Its Investment Advisor

By:	/s/ Christopher Pucillo
Name: Christopher Pucillo
Title: President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

Virtus Balanced Fund,
as a Lender (type name of the legal entity)

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

Virtus Bond Fund,
as a Lender (type name of the legal entity)

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

Virtus Multi-Sector Fixed Income Fund,
as a Lender (type name of the legal entity)

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

Virtus Multi-Sector Short Term Bond Fund,
as a Lender (type name of the legal entity)

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 31, 2013

Virtus Senior Floating Rate Fund,
as a Lender (type name of the legal entity)

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Wellington Trust Company, National Association Multiple Common Trust Funds Trust – Opportunistic Fixed Income Allocation Portfolio, as a Lender

By:	Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

Westbrook CLO, Ltd.

By:	Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 31, 2013

WM Pool – Fixed Interest Trust No. 7

By:	Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Pacifica CDO VI LTD.
as a Lender (type name of the legal entity)

By:	Alcentra NY, LLC, as investment adviser

By:	/s/ Josephine shin
Name: Josephine shin
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Prospero CLO II B.V.,
as a Lender (type name of the legal entity)

By:	Alcentra NY, LLC, as investment adviser

By:	/s/ Josephine shin
Name: Josephine shin
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Shackleton I CLO, Ltd.,
as a Lender (type name of the legal entity)

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Josephine shin
Name: Josephine shin
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

US Bank Loan Fund (M) Master Trust,
as a Lender (type name of the legal entity)

By:	Alcentra NY, LLC, as investment adviser

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Westwood CDO I LTD,
as a Lender (type name of the legal entity)

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Westwood CDO II LTD,
as a Lender (type name of the legal entity)

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Shackleton II CLO, Ltd,
as a Lender (type name of the legal entity)

By:	Alcentra NY, LLC

By:	/s/ Josephine Shin
Name: Josephine Shin
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January , 2013

MainStay Floating Rate Fund, a series of MainStay Funds Trust,
Flatiron CLO 2012-1 Ltd.		as a Lender (type name of the legal entity)

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact	By:	New York Life Investment Management LLC, its Investment Manager

By:	/s/ Jeanne M. Cruz	By:	/s/ Jeanne M. Cruz
	Name: Jeanne M. Cruz		Name: Jeanne M. Cruz
	Title: Sr. Director		Title: Sr. Director

If a second signature is necessary:

By:
Name:
Title:

MainStay VP Floating Rate Portfolio a series of MainStay VP Funds Trust

		By:	New York Life Investment Management LLC, its Investment Manager

		By:	/s/ Jeanne M. Cruz
Name: Jeanne M. Cruz
Title: Sr.Director

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

City Public Services of San Antonio, TX Employee Pension Trust,
as a Lender (type name of the legal entity)

By: Caywood-Scholl Capital Management LLC, as Collateral Manager

By:	/s/ James Dudnick
Name: James Dudnick
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

HCA, Inc. Master Retirement Trust
as a Lender (type name of the legal entity)

By: Caywood-Scholl Capital Management LLC, as Collateral Manager

By:	/s/ James Dudnick
Name: James Dudnick
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: Jan 30, 2013

Prudential Retirement Insurance and Annuity Co.
as a Lender (type name of the legal entity)

By: Caywood-Scholl Capital Management LLC, as Collateral Manager

By:	/s/ James Dudnick
Name: James Dudnick
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”), dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS1 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☒	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January 30, 2013

CONTINENTAL CASUALTY COMPANY,
as a Lender (type name of the legal entity)

By:	/s/ Edward J. Lavin
Name: Edward J. Lavin
Title: Assistant Vice President

Approved by Law Dept.
By: MPC
Date 1-30-13

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

[Amendment No. 1]

EXHIBIT A

CONSENT TO AMENDMENT NO. 1

CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1, dated as of February 6, 2013 (this “Amendment”), by and among PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), PAR PHARMACEUTICAL, INC. (the “Co-Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS2 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, under the Credit Agreement, dated as of September 28, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, the Co-Borrower, Holdings, SKY GROWTH ACQUISITION CORPORATION and BANK OF AMERICA, N.A., as administrative agent under the Loan Documents, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Existing Term Lenders

The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:

☐	to convert 100% of the outstanding principal amount of the Term B Loan held by such Lender (or such lesser amount allocated to such Lender by the Lead Arrangers) into a Term B-1 Loan in a like principal amount.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: January __, 2013

___________________________________,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

[2]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

EXHIBIT B

JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of [•], 20[•] (this “Agreement”), by and among [ADDITIONAL TERM B-1 LENDER] (each, an “Additional Term B-1 Lender” and, collectively, the “Additional Term B-1 Lenders”), PAR PHARMACEUTICAL COMPANIES, INC. (the “Parent Borrower”), and BANK OF AMERICA, N.A. (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of September 28, 2012 and as amended by Amendment No. 1 dated as of February 6, 2013 (“Amendment No. 1”) (as further as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among the Parent Borrower, PAR PHARMACEUTICAL, INC., a Delaware corporation (the “Co-Borrower” and, together with the Parent Borrower, the “Borrowers” and each a “Borrower”), SKY GROWTH INTERMEDIATE HOLDINGS II CORPORATION, a Delaware corporation (“Holdings”), the Subsidiary Guarantors party thereto, BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, CITIGROUP GLOBAL MARKETS INC., RBC CAPITAL MARKETS3 and BMO CAPITAL MARKETS (collectively, the “Lead Arrangers”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the other parties thereto from time to time (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Parent Borrower may establish Additional Term B-1 Commitments (the “Additional Term B-1 Commitments”) with Additional Term B-1 Lenders (which, for the avoidance of doubt, may be existing Term Lenders); and

WHEREAS, subject to the terms and conditions of the Credit Agreement, Additional Term B-1 Lenders shall become Lenders pursuant to one or more joinder agreements;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

On the Amendment No. 1 Effective Date, each Additional Term B-1 Lender hereby irrevocably and unconditionally approves Amendment No. 1 to the Credit Agreement and agrees to provide the Additional Term B-1 Commitment set forth on its signature page hereto pursuant to and in accordance with Section 2.01(c) of the Credit Agreement. The Additional Term B-1 Commitments provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents. For the avoidance of doubt, each Additional Term B-1 Lender hereby consents to Amendment No. 1 to the Credit Agreement.

[3]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

Each Additional Term B-1 Lender, the Parent Borrower and the Administrative Agent acknowledge and agree that the Additional Term B-1 Commitments provided pursuant to this Agreement shall constitute Term B-1 Commitments for all purposes of the Credit Agreement and the other applicable Loan Documents. Each Additional Term B-1 Lender hereby agrees to make an Additional Term B-1 Loan to the Borrowers in an amount equal to its Additional Term B-1 Commitment on the Amendment No. 1 Effective Date in accordance with Section 2.01(c) of the Credit Agreement.

Each Additional Term B-1 Lender (i) confirms that it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01(a) and (b) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Lead Arrangers or any other Additional Term B-1 Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Upon (i) the execution of a counterpart of this Agreement by each Additional Term B-1 Lender, the Administrative Agent and the Parent Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Additional Term B-1 Lenders shall become Lenders under the Credit Agreement and shall have the respective Additional Term B-1 Commitment set forth on its signature page hereto, effective as of the Amendment No. 1 Effective Date.

For each Additional Term B-1 Lender, delivered herewith to the Administrative Agent or the Parent Borrower, as applicable, are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Term B-1 Lender may be required to deliver to the Administrative Agent or the Parent Borrower, as applicable, pursuant to Section 3.01 of the Credit Agreement.

This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

As of the Amendment No. 1 Effective Date, this Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first mentioned above.

[NAME OF ADDITIONAL TERM B-1 LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Additional Term B-1 Commitments:

$

PAR PHARMACEUTICAL COMPANIES, INC.

By:
Name:
Title:

Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

B-6